EXHIBIT 10.55




                      ENDORSEMENT NO. 2
                           to the
    PROPERTY EXCESS OF LOSS REINSURANCE BINDING AGREEMENT
                           between
                 MERIDIAN INSURANCE COMPANY
                  of Indianapolis, Indiana
                   CITIZENS SECURITY GROUP
               (hereinafter called "Company")
                           and the
                 NAC REINSURANCE CORPORATION
                        New York, NY
              (hereinafter called "Reinsurer")



It is hereby understood and agreed that effective January 1, 1997, the following amendment is made:


Meridian Insurance Company is expanded to also include
Citizens Security Group



Accepted by:


____________________________
Meridian Insurance Company

Date:_______________________


____________________________
NAC Resinsurance Corporation

Date:________________________





                      ENDORSEMENT NO. 3
                           to the
    PROPERTY EXCESS OF LOSS REINSURANCE BINDING AGREEMENT
                           between
                 MERIDIAN INSURANCE COMPANY
                  of Indianapolis, Indiana
                   CITIZENS SECURITY GROUP
               (hereinafter called "Company")
                           and the
                 NAC REINSURANCE CORPORATION
                        New York, NY
              (hereinafter called "Reinsurer")


Effective June 15, 1996, the following amendment is made:

Article 6 - Limit of Liability of the Reinsurer is deleted in it's entirety and replaced with the following:

Reinsurance Accepted for Protected Risks defined as Meridian CLUG Classifications 1,2,3 and 4, in ISO Protection Classes 1 through 8 shall be limits up to two times the Company's maximum net and treaty retention as outlined in the Commercial Lines Divisional Authority Level section of the CLUG. Reinsurance limits shall be subject to maximum limit of $8,000,000 any one risk.

Reinsurance Accepted for Unprotected Risks defined as Meridian CLUG Classifications 1,2,3 and 4 located in ISO Protection Classes 9 and 10 shall be limits up to three times the Company's maximum net and treaty retention as outlined in the Commercial Lines Divisional Authority Level section of the CLUG. Reinsurance limits shall be subject to a maximum limit of $3,750,000 for any one risk.

The reinsurance limits are subject to a $12,000,000 limitation in any one occurrence.

Garage Keepers Legal Liability is included with a maximum sublimit of $500,000 to be written by Meridian.


Accepted by:


_____________________________           ___________________
Meridian Insurance Company                   Date



_____________________________           ___________________
NAC Reinsurance Corportation            Date